VIP *P3
                        Supplement Dated January 15, 1999
                       to the Prospectus Dated May 1, 1998
                                       of
                FRANKLIN(R) TEMPLETON(R) VALUEMARK(R) INCOME PLUS
                      Individual Immediate Variable Annuity
                         Allianz Life Variable Account B

I.The following replaces the first sentence under Section 4 "Investment Options" on page 2 of the Profile: You may invest in the Allianz Life fixed payment annuity and the following Class 1 shares of the portfolios of Franklin Valuemark
Funds:

II. YEAR 2000 Allianz Life has initiated programs to ensure that all of the computer systems utilized to provide services and administer policies will function properly in the year 2000. An assessment of the total expected costs specifically related to the year 2000 conversion has been completed; the total amounts to be expensed over the next two years are not expected to have a significant effect on Allianz Life's financial position or results of operations. Allianz Life believes it has taken steps that are reasonably designed to address the potential failure of computer systems used by its service providers and to ensure its year 2000 program is completed on a timely basis.

III. The following information replaces the section entitled "Contract Owner Transaction Fees" under the section entitled "Allianz Life Variable Account B Fee Table" contained in the Prospectus:

  Contract Owner Transaction Fees
  Commutation Fee*
  (as a percentage of the Total Liquidation Value liquidated)
    Contract Year                                  Charge
-------------------------------------------------------------------------------
         1 .....................................     5%
         2 .....................................     5%
         3 .....................................     4%
         4 .....................................     3%
         5 .....................................     2%
  6 (& thereafter) .............................     1%

  *After the first Contract Year, a Contract Owner may request one liquidation from the Contract each Contract year if Annuity Options 2 or 4 have been selected. If Annuity Option 6 has been selected, the Contract Owner may request a liquidation once each Contract Year beginning in the first year. See also "Annuity Provisions - Contract Liquidations (Withdrawals)".

IV. The following changes are made to the fee table under Franklin Valuemark Funds' Annual Expenses: a) The following chart restates information about certain Portfolios, as shown below:

                                                 Management             Total
                                               and Portfolio     Other  Annual
   Portfolio                               Administration Fees Expenses Expenses
--------------------------------------------------------------------------------
   Mutual Discovery Securities Fund ............... .95%*        .11%     1.06%
   Mutual Shares Securities Fund .................. .75%*        .05%      .80%
   Templeton Global Asset Allocation Fund ......... .80%*        .14%      .94%
   Templeton International Smaller Companies Fund  1.00%*        .06%     1.06%

 *Includes a .15% Administration Fee which is a direct expense of the Portfolio.

  b) The following footnote is restated as follows:

   3For the year ended December 31, 1997, Franklin Advisers, Inc. ("Advisers") agreed in advance to waive a portion of its management fees and, if necessary, to pay certain expenses of the Money Market Fund. With this reduction, management fees and total annual expenses, including management and portfolio administration fees, paid by the Portfolio represented .43% and .45% of the Portfolio's average net assets, respectively. The voluntary expense reduction was discontinued by Advisers effective January 1, 1999.

V.The following replaces the fist sentence under the "Franklin Valuemark Funds" section of the Prospectus: Seventeen of the twenty-five Class 1 shares of the Portfolios currently constituting the Franklin Valuemark Funds are available under the Contracts described in the Prospectus.